UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2026

DULUTH HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Wisconsin	001-37641	39-1564801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Front Street

Mount Horeb, Wisconsin 53572

(Address of principal executive offices, including zip code)

(608) 424-1544

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, No Par Value	DLTH	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 9, 2026, Duluth Holdings Inc. (the “Company”) and Stephanie L. Pugliese, President and Chief Executive Officer of the Company entered into the First Amendment to Employment Agreement, effective March 9, 2026 (“First Amendment”), which amends Section 2.3 of the Employment Agreement dated May 5, 2025 (“Original Agreement”). The First Amendment provides that Ms. Pugliese will receive one equity grant for fiscal year 2026 that will vest ratably on the first, second and third anniversaries of the grant date, subject to her continuous employment on the respective vesting dates and such other terms and conditions as the Board and/or its Compensation Committee approve. The aggregate minimum grant date fair value for the fiscal year 2026 equity grant is the same as the aggregate minimum grant date fair value of the fiscal 2026 equity grants provided for in the Original Agreement.

The First Amendment is filed as Exhibit 10.1 herewith and is incorporated herein by reference. The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by the full text of such agreement.

Item 8.01	Other Events

Also on March 9, 2026, the Company and Stephen L. Schlecht, Chairman of the Board of Directors of the Company and Senior Advisor, entered into the Fourth Amendment to Employment Agreement, effective March 16, 2026 (the “Fourth Amendment”). The Fourth Amendment extends the term of Mr. Schlecht’s employment agreement through the annual meeting of shareholders in 2028. In addition, the Fourth Amendment reduces Mr. Schlecht’s annual base salary from $275,000 to $100,000, and provides that his existing bonus target of 50% of his base salary and maximum bonus of 75% of his base salary under the Company’s annual incentive bonus plans shall be applicable for fiscal years 2026 through and 2028, with a prorated bonus for fiscal year 2028.

The Fourth Amendment is filed as Exhibit 10.2 herewith and is incorporated herein by reference. The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by the full text of such agreement.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Employment Agreement, effective March 9, 2026, by and between Ms. Pugliese and the Company.

10.2	Fourth Amendment to Employment Agreement, effective March 16, 2026, by and between Mr. Schlecht and the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DULUTH HOLDINGS INC.

Dated: March 12, 2026	By:	/s/ Heena Agrawal
Heena Agrawal Senior Vice President and Chief Financial Officer

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